UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017

Soldino Group Corp (Exact name of registrant as specified in its charter)
Nevada	5130
(State or Other Jurisdiction of	Primary Standard Industrial
Incorporation or Organization)	Classification Code Number
35-2583762
IRS Employer
Identification Number

Soldino Group Corp

Via Busco, 4, Spresiano, Treviso

31027 Italy

Tel. 17707427649

 (Address and telephone number of principal executive offices)

Business Filings Incorporated

701 S. Carson St.,

Suite 200 Carson City,

Nevada 89701

Phone: 800-981-7183

(Name, address and telephone number of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

..	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

..	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

..	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

..	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 24, 2017, after careful consideration of the candidate’s qualifications, the Board of Directors of Soldino Group Corp (the “Company”) appointed Daniele Lupini, age 25, as a Treasurer of the Company, effective immediately. Daniele Lupini will hold his role of the Treasurer until April 30, 2019 with an option of prolongation. Daniele Lupini is an ambitious and prospective IT specialist, with Bachelor Degree in Science of Information Technology and three-year free-lance working experience in the industry. Over the term, he has built a strong reputation of a truly outstanding professional. The Partnership Agreement announcing such appointment is attached hereto as Exhibit 99.1.

On November 24, 2017, after careful consideration of the candidate’s qualifications, the Board of Directors of Soldino Group Corp (the “Company”) appointed Antonio Bini, age 27, as a Secretary of the Company, effective immediately. Antonio Bini will hold his role of the Secretary until April 30, 2019 with an option of prolongation. Antonio Bini is an entrepreneur in marketing, graduated with Honors. The Partnership Agreement announcing such appointment is attached hereto as Exhibit 99.1.

In connection with the appointments stated in the Partnership Agreement attached hereto as Exhibit 99.1, 300,000 shares of the Company’s common stock will be issued to EACH of the new Officers for their services through the end of Company’s next fiscal year on April 30, 2019. The shares are to be issued at the fixed rate of $0.02 per share.

The promising partnership between knowledgeable goal-oriented individuals is expected to breakthrough new target markets and greatly arise sale levels. As a result, prosperous business of Soldino Group Corp will become a tremendous opportunity for the future investors.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit
99.1	Partnership Agreement entered between Aurora Fiorin, Daniele Lupini and Antonio Bini for Soldino Group Corp, dated November 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date

/s/ Aurora Fiorin	President and Director	December 4, 2017